Financial Instruments	12 Months Ended
Jul. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

27. Financial Instruments

Market Risk

Interest Risk

The Company has minimal exposure to interest rate risk related to the investment of cash, cash equivalents and restricted cash. The Company may, from time to time, invest cash in highly liquid investments with short terms to maturity that would accumulate interest at prevailing rates for such investments. As at July 31, 2022, the Company has $210,379 of outstanding principle on the amended and reassigned senior secured convertible note (Note 20) bearing interest of 5% per annum, paid semi-annually. The amended and reassigned senior secured convertible note bears a fixed interest rate and therefore are not subject to interest risk.

Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices.

Financial liabilities

During the year ended July 31, 2022 the Company amended and reassigned the Senior secured convertible note (Note 19) from HTI to Tilray (Note 20). One aspect of this debt restructuring is the elimination of the optional redemption feature providing the Company with relief from the risk of forced cash-settlements under the Senior secured convertible note. The sensitivity of the Amended senior secured convertible note due to price risk is disclosed in Note 20.

If the fair value of these financial assets and liabilities were to increase or decrease by 10% the Company would incur a related net increase or decrease to Comprehensive loss of an estimated $22,335 (July 31, 2021 – $37,100). The following table presents the Company’s price risk exposure as at July 31, 2022 and July 31, 2021.

	July 31, 2022	July 31, 2021
	$	$
Financial assets	504	2,492
Financial liabilities	(211,096)	(373,432)
Total exposure	(210,592)	(370,940)

Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company's cash held in escrow, restricted cash and trade receivables. As at July 31, 2022, the Company was exposed to credit related losses in the event of non-performance by the counterparties.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk. Since the majority of the medical sales are transacted with clients that are covered under various insurance programs, and adult use sales are transacted with crown corporations, the Company has limited credit risk.

Cash and cash equivalents, restricted funds and cash held in escrow are held with three Canadian commercial banks that hold Dun & Bradstreet credit ratings of AA (July 31, 2021 – AA) and an American commercial bank with a credit rating of A-. Certain restricted funds in the amount of $29,994 are managed by an insurer and are held as a cell captive within a Bermuda based private institution which does not have a publicly available credit rating; however the utilized custodian is Citibank which holds a credit rating of A+.

Subsequent to July 31, 2022, management entered into a new directors and officers insurance program which released the $29,994 from restricted funds.

The majority of the trade receivables balance is held with crown corporations of Quebec, Ontario and Alberta. Creditworthiness of a counterparty is evaluated prior to the granting of credit. The Company has estimated the expected credit loss using a lifetime credit loss approach. The current expected credit loss at July 31, 2022 is $1,927 (July 31, 2021 – $66).

In measuring the expected credit losses, the adult-use cannabis trade receivables have been assessed on a per customer basis as they consist of a low number of material contracts. Medical trade receivables have been assessed collectively as they have similar credit risk characteristics. They have been grouped based on the days past due.

The carrying amount of cash and cash equivalents, restricted cash and trade receivables represents the maximum exposure to credit risk and as at July 31, 2022 and amounted to $158,461 (July 31, 2021 - $522,908). During the year ended July 31, 2022 the Company fully utilized the July 31, 2021 cash held in escrow balance to partially fund the acquisition of Redecan (Note 15).

The following table summarizes the Company's aging of trade receivables as at July 31, 2022 and July 31, 2021:

	July 31,	July 31,
	2022	2021
	$	$
0-30 days	24,661	22,971
31-60 days	11,808	12,390
61-90 days	2,177	1,435
Over 90 days	4,353	625
Total	42,999	37,421

Economic Dependence Risk

Economic dependence risk is the risk of reliance upon a select number of customers, which significantly impacts the financial performance of the Company. For the year ended July 31, 2022, the Company's recorded sales to the crown corporations; Société québécoise du cannabis ("SQDC") the Ontario Cannabis Store ("OCS") and the Alberta Gaming, Liquor and Cannabis agency ("AGLC") representing 17%, 30% and 15%, respectively (July 31, 2021 - SQDC, OCS and AGLC representing 42%, 20% and 14%, respectively) of total applicable periods net cannabis sales.

The Company holds trade receivables from the crown corporations OCS and the AGLC representing 42% and 23%, respectively, of total trade receivables as at July 31, 2022 (July 31, 2021 - the three crown corporations SQDC, OCS and AGLC representing 13%, 29% and 13% of total trade receivables, respectively).

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due (See Note 2 - Going Concern). The Company manages liquidity risk by reviewing on an ongoing basis, its working capital requirements.  As at July 31, 2022, the Company has $83,238 (July 31, 2021 - $67,462) of cash and cash equivalents and $42,999 (July 31, 2021 - $37,421) in trade receivables. The Company has current liabilities of $335,076 (July 31, 2021 - $503,638) on the statement of financial position. As well, the Company has remaining contractual commitments of $44,147 due before July 31, 2023.

Current financial liabilities include the Company's obligation on the Amended senior secured convertible note. As stated in Note 2, the Company has amended and reassigned the senior note to Tilray resulted in the extension of the notes maturity by 36-months and as well as removing the optional redemptions clauses of the previous note. The notes are classified as current due to the noteholders ability to convert the note into equity at any time during the life of the note, and therefore does not reflect a cash based current liability as at July 31, 2022.

The following table provides an analysis of undiscounted contractual maturities for financial liabilities.

Fiscal year	2023	2024	2025	2026	2027	Thereafter	Total
	$	$	$	$	$	$	$
Accounts payable and accrued liabilities	72,581	-	-	-	-	-	72,581
Excise taxes payable	6,421	-	-	-	-	-	6,421
Convertible debentures (Note 18)	40,431	-	-	-	-	-	40,431
Undiscounted lease payments (Note 21)	1,026	587	587	150	150	1,200	3,700
	120,459	587	587	150	150	1,200	123,133

Amended senior secured convertible note (Note 20)	34,176	34,176	34,176	250,270	-	-	352,798
Total	154,635	34,763	34,763	250,420	150	1,200	475,931

Foreign Currency Risk

On July 31, 2022, the Company holds certain financial assets and liabilities denominated in United States Dollars which consist of cash and cash equivalents, restricted funds, the senior secured convertible note and warrant liabilities. The Company does not currently use foreign exchange contracts to hedge its exposure of its foreign currency cash flows as management has determined that this risk is not significant. The Company closely monitors relevant economic information to minimize its net exposure to foreign currency risk. The Company is exposed to unrealized foreign exchange risk through its cash and cash equivalents. As at July 31, 2022, approximately $104,215 (US$81,266) (July 31, 2021 - $434,838 (US$348,931)) of the Company's cash and cash equivalents was in US$. A 1% change in the foreign exchange rate would result in a change of $1,042 to the unrealized gain or loss on foreign exchange or on the gain or loss on financial instrument revaluation of US$ denominated warrants.

The Company's Amended senior secured convertible note is denominated in US$. The note bears an interest rate of 5%, payable in cash on a semi-annual basis. The sensitivity of the Amended senior secured convertible note due to foreign currency risk is disclosed in Note 20. As of the date of this report, the Company remains in the process of executing the Equity line of credit agreement with KOAS, which will provide the Company access to $5 million monthly, up to $180 million over a 36-month period, of which 60% is to be utilized towards the settlement of the Amended senior secured convertible note.